Exhibit 10.6

FIRST AMENDMENT TO THE AGREEMENT

This First Amendment to the Agreement (“Amendment”) is effective as of March 13, 2015 (“Effective Date”), by and between Infinite Group, Inc. (“IGI”) and the Pension Benefit Guaranty Corporation (“PBGC”), a United States government corporation.

WITNESSETH

WHEREAS, PBGC is a wholly-owned United States government corporation and an agency of the United States that administers the pension plan insurance program established under Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), 29 U.S.C. § 1301 et seq.; and

WHEREAS, IGI is a Delaware corporation with its headquarters at 80 Office Park Way, Pittsford, NY; and

WHEREAS, the O&W Retirement Plan (“Plan”) was a pension plan covered by the pension plan termination insurance program under Title IV that covers former employees of Osley & Whitney, Inc. (“O&W”), which was a wholly-owned subsidiary of IGI at all material times, and

WHEREAS, PBGC asserted and IGI denied, that IGI was the Plan’s contributing sponsor after December 31, 2002 and that IGI was liable to PBGC under 29 U.S.C. §§ 1301-1461 in connection with the termination (“Title IV Liabilities”) of the Plan and any other Plan-related liabilities to PBGC or the Plan (collectively with the Title IV Liabilities, the “Pension Liabilities”); and

WHEREAS, IGI and PBGC resolved all issues related to the termination of the O&W Retirement Plan, IGI’s liabilities to PBGC under 29 U.S.C. §§ 1301-1461 in connection with such termination (“Title IV Liabilities”) and any other Plan-related liabilities to PBGC or the Plan (collectively with the Title IV Liabilities, the “Pension Liabilities”), excluding any liability for breach of fiduciary duty to the Plan by executing a settlement agreement, effective September 1, 2011, a copy of which is attached hereto as Exhibit A (the “Agreement”).

WHEREAS, by agreement effective November 1, 2011, the Plan was terminated pursuant to 29 U.S.C. § 1342(c), November 30, 2011 was established as the Plan termination date under 29 U.S.C. § 1348(a), and PBGC was appointed statutory trustee, pursuant to 29 U.S.C. § 1342(c).

WHEREAS, pursuant to Section 3.2 of the Agreement, IGI delivered to PBGC a signed promissory note dated October 17, 2011 (the “Promissory Note”) and an amortization schedule (the “Amortization Schedule”) for quarterly payments of principal and interest payable in the specified payment amounts set forth in the Amortization Schedule.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IGI and PBGC agree as follows:

1.	Section 3 of the Agreement is amended and restated in its entirety to add Section 3.5 as follows:

a.
IGI and PBGC agree that the revised schedule (the “Revised Schedule”) set forth on page 1 of Exhibit A hereto, is substituted for the Amortization Schedule for payments of principal and interest payable under the Promissory Note beginning on the Effective Date;

b.	Exhibit A is hereby restated and incorporated by reference in this First Amendment to the Agreement; and,

c.
Beginning on the Effective Date, IGI and PBGC agree that the Amortization Schedule on page 3 of Exhibit B to this First Amended Agreement is of no further force and effect for future quarterly payments of principal and interest payable under the Promissory Note in the specified payment amounts.

2.	Except as expressly amended and restated above, the Agreement is ratified and affirmed in all respects.

3.
This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.
Each undersigned representative of a party represents and warrants that he or she is fully authorized to enter into this Amendment on such party’s behalf and to legally bind such party to all of its terms and conditions.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Date first written above:

INFINITE GROUP, INC.                 PENSION BENEFIT GUARANTY COPRPORATION

By:   /s/ James Villa                              By:  /s/John F. Greenberg
         James Villa, President                          John F. Greenberg
                                                                         Director, Corporate Investments Department

Infinite Group, Inc. Note Payable to PBGC
			Revised Schedule
		Year	Beginning	Interest		---Total Payment---		Ending
Year	Quarter	No	Balance	6.00%	Principal	Quarter	Year	Balance

2011	4	1	$300,000	4,500	3,000	7,500		297,000
2012	1		297,000	4,455	3,000	7,455		294,000
	2		294,000	4,410	3,000	7,410		291,000
	3		291,000	4,365	3,000	7,365	29,730	288,000
	4	2	288,000	4,320	3,000	7,320		285,000
2013	1		285,000	4,275	3,000	7,275		282,000
	2		282,000	4,230	3,000	7,230		279,000
	3		279,000	4,185	3,000	7,185	29,010	276,000
	4	3	276,000	4,140	3,000	7,140		273,000
2014	1		273,000	4,095	3,000	7,095		270,000
	2		270,000	4,050	3,000	7,050		267,000
	3		267,000	4,005	3,000	7,005	28,290	264,000
	4	4	264,000	3,960	3,000	6,960		261,000
2015	1		261,000	3,915	3,000	6,915		258,000
	2		258,000	3,870	3,000	6,870		255,000
	3		255,000	3,825	3,000	6,825	27,570	252,000
	4	5	252,000	3,780	3,000	6,780		249,000
2016	1		249,000	3,735	3,000	6,735		246,000
	2		246,000	3,690	3,000	6,690		243,000
	3		243,000	3,645	3,000	6,645	26,850	240,000
	4	6	240,000	3,600	3,000	6,600		237,000
2017	1		237,000	3,555	3,000	6,555		234,000
	2		234,000	3,510	3,000	6,510		231,000
	3		231,000	3,465	3,000	6,465	26,130	228,000
	4	7	228,000	3,420	3,000	6,420		225,000
2018	1		225,000	3,375	3,000	6,375		222,000
	2		222,000	3,330	3,000	6,330		219,000
	3		219,000	3,285	219,000	222,285	241,410	0
				$108,990	300,000	408,990	408,990